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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


       Date of Report (Date of Earliest Event Reported): December 8, 2005

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

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              Delaware                                                                  16-0845824
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(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)
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                 90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
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                      (Address of Principal Executive Offices)                (Zip Code)
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        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



   - This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8
                  Percent Senior Subordinated Notes Due 2008.






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Item 1.01  Entry into a Material Definitive Agreement.

On December 8, 2005, Birds Eye Foods, Inc. presented to its employees the Management Incentive Program as amended for fiscal 2006. Attached hereto as
Exhibit 99.1 is a copy of the Management Incentive Program.


Item 9.01  Financial Statements and Exhibits.

     (a) Not Applicable

     (b) Not Applicable

     (c) Not Applicable

     (d) Exhibits

        Exhibit No.                                   Description
        -----------                                   -----------

          99.1              Management Incentive Program (filed herewith)






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                                   SIGNATURES

     The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         BIRDS EYE FOODS, INC.



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Date:    December 8, 2005                          By:   /s/ Earl L. Powers
         ---------------------------------               -------------------------------------------------
                                                         Earl L. Powers,
                                                         Executive Vice President and
                                                         Chief Financial Officer and Secretary
                                                         (Principal Financial Officer and
                                                         Principal Accounting Officer)
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